Exhibit 10.1

EXECUTION VERSION

COMMITMENT INCREASE AGREEMENT

This Commitment Increase Agreement (this “Agreement”) is dated as of February 6, 2026 and is entered into among Citibank, N.A. (“Citi”), the other Banks listed in Schedule 1 hereto under the heading “Increasing Bank” (collectively, the “Increasing Banks” and each an “Increasing Bank”), Eaton Corporation, an Ohio corporation (the “Company”), the other Credit Parties party hereto and Citi, as Administrative Agent under the Revolving Credit Agreement (as defined below).  Reference is hereby made to the Revolving Credit Agreement dated as of September 29, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Revolving Credit Agreement”), by and among the Company, the other Borrowers and Guarantors from time to time party thereto, the Banks from time to time party thereto and the Administrative Agent.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Revolving Credit Agreement.  This Agreement shall be a “Loan Document” for all purposes of the Revolving Credit Agreement and the other Loan Documents.

Pursuant to Section 2.21(a) of the Revolving Credit Agreement, the Company has requested, and each Increasing Bank has agreed, to increase (x) the Commitment of each Increasing Bank under the Revolving Credit Agreement as set forth on Schedule 1 hereto and as otherwise set forth herein and (y) the Aggregate Commitments under the Revolving Credit Agreement from $3,000,000,000 to $4,000,000,000 (collectively, the “Commitment Increase”), in each case subject to the terms and conditions set forth herein.

Accordingly, each Increasing Bank, the Company, each other Credit Party party hereto and the Administrative Agent agree as follows:

SECTION 1.  Commitment Increase.  The portion of the Commitment Increase allocated to each Increasing Bank shall be equal to the amount set forth opposite its signature hereto.  For the avoidance of doubt, immediately after the Increase Date, each Increasing Bank’s total Commitment shall be as set forth opposite its name on Schedule 1 hereto.

SECTION 2.  Representations and Warranties of the Credit Parties.  Each Credit Party party hereto represents and warrants that, as of the Increase Date:

(a)        the execution, delivery and performance by such Credit Party of this Agreement are within such Credit Party’s corporate or other organizational power and have been duly authorized by all necessary organizational action of such Credit Party;

(b)       this Agreement constitutes such Credit Party’s valid and binding agreement and, when executed and delivered in accordance with this Agreement, will constitute the valid and binding obligations of such Credit Party, in each case enforceable in accordance with its terms, except as may be limited by (i) bankruptcy, insolvency or other similar laws affecting the rights and remedies of creditors generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing;

(c)          no Default has occurred and is continuing; and

(d)         the representations and warranties contained in Article 4 of the Revolving Credit Agreement are true and correct in all material respects on and as of such date as if made on and as of such date (except (i) where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date and (ii) any representation or warranty that is qualified as to materiality or “Material Adverse Effect” shall be true and correct in all respects).

SECTION 3.  Commitment Increase Request.  The Company’s execution and delivery of this Agreement to the Administrative Agent shall constitute notice to the Administrative Agent by the Company requesting a Commitment Increase pursuant to Section 2.21(a) of the Revolving Credit Agreement and, for the avoidance of doubt, shall satisfy such notice requirement set forth in Section 2.21(a) of the Revolving Credit Agreement.  The Administrative Agent’s notification of the Increase Date pursuant to the last paragraph of Section 4 of this Agreement shall satisfy the Administrative Agent’s notice requirements set forth in Sections 2.21(b), 2.21(c) and 2.21(d) of the Revolving Credit Agreement.

SECTION 4.  Effectiveness.  This Agreement shall become effective on the first date on which the Administrative Agent shall have received the following, each dated such date (the “Increase Date”):

(a)         this Agreement, executed and delivered by the Administrative Agent, the Company, each other Credit Party party hereto and each Increasing Bank;

(b)         certified copies of resolutions of the Board of Directors of the Company or the Executive Committee of such Board of Directors approving the Commitment Increase and the corresponding modifications to the Revolving Credit Agreement;

(c)         an opinion of each of in-house counsel for the Company and Squire Patton Boggs (US) LLP, counsel for the Company, reasonably satisfactory to the Administrative Agent;

(d)        an officer’s certificate of the Company certifying that (i) no Default as of the Increase Date has occurred and is continuing and (ii) the representations and warranties contained in Article 4 of the Revolving Credit Agreement are true and correct in all material respects on and as of the Increase Date as if made on and as of such date (except (A) where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date and (B) any representation or warranty that is qualified as to materiality or “Material Adverse Effect” shall be true and correct in all respects); and

(e)        the Company shall have paid to the Administrative Agent, for the account of Citi and the Increasing Banks, all fees, expenses and other amounts due and payable on or prior to the Increase Date pursuant to the Loan Documents or separate agreements entered into between the Company and Citi (in the case of expenses and other amounts, solely to the extent invoiced prior to the Increase Date).

The Administrative Agent shall notify the Company and the Increasing Banks of the Increase Date, and such notice shall be conclusive and binding.

SECTION 5.  Reaffirmation.  The Company and each other Credit Party hereby (a) reaffirms its obligations under the Revolving Credit Agreement and each other Loan Document to which it is a party, in each case as modified by this Agreement and (b) acknowledges and agrees that the guarantees of the Credit Parties contained in the Revolving Credit Agreement are, and shall remain, in full force and effect immediately after giving effect to this Agreement.

SECTION 6.  Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission (e.g., “.pdf” or “.tif”) shall be effective as delivery of a manually executed counterpart hereof.

SECTION 7.  Governing Law.  THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT, EQUITY, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 8.  Severability.  In case any provision in this Agreement shall be held to be invalid, illegal or unenforceable, such provision shall be severable from the rest of this Agreement, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 9.  Notices.  All communications and notices hereunder shall be in writing (including bank wire, facsimile transmission or similar writing) and given as provided in Section 11.01 of the Revolving Credit Agreement.  All communications and notices hereunder to any Increasing Bank shall be given to it at the address or facsimile transition number set forth in its Administrative Questionnaire.

SECTION 10.  No Novation.  This Agreement shall not extinguish the obligations for the payment of money outstanding under the Revolving Credit Agreement or discharge or release any guarantee thereof.  Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Revolving Credit Agreement or instruments guaranteeing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Agreement or any other document contemplated hereby shall be construed as a release or other discharge of the Company or any other Credit Party under the Revolving Credit Agreement or any other Loan Document from any of its obligations and liabilities thereunder.  The Revolving Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified hereby or thereby in connection herewith or therewith.

SECTION 11.  Amendments; Effect of this Agreement.  Except as otherwise set forth in this Agreement, any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company and the Administrative Agent.  On and after the Increase Date, each reference to the Revolving Credit Agreement shall refer to the Revolving Credit Agreement as modified hereby.

SECTION 12.  Incorporation by Reference.  The provisions of Sections 11.04, 11.09 and 11.14 of the Revolving Credit Agreement are hereby incorporated by reference as if set forth in full herein, mutatis mutandis.

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IN WITNESS WHEREOF, each Increasing Bank, the Company, each Credit Party party hereto and the Administrative Agent have duly executed this Agreement as of the day and year first above written.

EATON CORPORATION

by
/s/ Lisa D. Sutton
Name: Lisa D. Sutton
Title: Vice President and Assistant Secretary

by
/s/ Kirsten M. Park
Name: Kirsten M. Park
Title: Senior Vice President, Treasury

EATON AEROQUIP LLC
EATON AEROSPACE LLC
EATON FILTRATION LLC
EATON LEASING CORPORATION
WRIGHT LINE LLC
COOPER B-LINE, INC.
COOPER BUSSMANN, LLC
COOPER CROUSE-HINDS, LLC
COOPER POWER SYSTEMS, LLC
EATON ELECTRIC HOLDINGS LLC
COOPER WIRING DEVICES, INC.

by
/s/ Kirsten M. Park
Name: Kirsten M. Park
Title: Senior Vice President and Treasurer

[Signature Page to Commitment Increase Agreement]

EATON CORPORATION PLC

by
/s/ Nigel Crawford
Name: Nigel Crawford
Title: Secretary

by
/s/ Kirsten M. Park
Name: Kirsten M. Park
Title: Authorized Signatory

EATON CAPITAL UNLIMITED COMPANY

by
/s/ Nigel Crawford
Name: Nigel Crawford
Title: Director

COOPER INDUSTRIES UNLIMITED COMPANY

by
/s/ Nigel Crawford
Name: Nigel Crawford
Title: Director

EATON DOMHANDA UNLIMITED COMPANY

by
/s/ Nigel Crawford
Name: Nigel Crawford
Title:Director

[Signature Page to Commitment Increase Agreement]

EATON CONTROLS (LUXEMBOURG) S.À R.L.

by
/s/ Sabine Huber
Name: Sabine Huber
Title: Manager and authorized signatory

EATON TECHNOLOGIES (LUXEMBOURG) S.À R.L.

by
/s/ Sabine Huber
Name: Sabine Huber
Title: Manager and authorized signatory

[Signature Page to Commitment Increase Agreement]

TURLOCK B.V.

by
/s/ Albert Coenraad van Beek
Name: Albert Coenraad van Beek
Title: Management Board Member

by
/s/ Robert Zweerus
Name: Robert Zweerus
Title: Management Board Member

[Signature Page to Commitment Increase Agreement]

Commitment Increase $108,388,888.89	CITIBANK, N.A., as Administrative Agent and an Increasing Bank

by
/s/ Susan M. Olsen
Name: Susan M. Olsen
Title: Vice President

Commitment Increase $108,388,888.88	JPMORGAN CHASE BANK, N.A., as an Increasing Bank

by
/s/ Marlon Mathews
Name: Marlon Mathews
Title: Executive Director

[Signature Page to Commitment Increase Agreement]

Commitment Increase $108,388,888.88	BANK OF AMERICA, N.A., as an Increasing Bank

by
/s/ Oscar D. Cortez
Name: Oscar D. Cortez
Title: Director

[Signature Page to Commitment Increase Agreement]

Commitment Increase $70,000,000.00	BARCLAYS BANK PLC, as an Increasing Bank

by
/s/ Charlene Saldahna
Name: Charlene Saldahna
Title: Director

[Signature Page to Commitment Increase Agreement]

Commitment Increase $70,000,000.00	BNP PARIBAS, as an Increasing Bank

by
/s/ Valentin Detry
Name: Valentin Detry
Title: Vice President

by
/s/ Marine Ausset
Name: Marine Ausset
Title: Vice President

[Signature Page to Commitment Increase Agreement]

Commitment Increase $70,000,000.00	DEUTSCHE BANK AG NEW YORK BRANCH, as an Increasing Bank

by
/s/ Marko Lukin
Name: Marko Lukin
Title: Vice President

by
/s/ Alison Lugo
Name: Alison Lugo
Title: Vice President

[Signature Page to Commitment Increase Agreement]

Commitment Increase $70,000,000.00	GOLDMAN SACHS BANK USA, as an Increasing Bank

by
/s/ Thomas Manning
Name: Thomas Manning
Title: Authorized Signatory

[Signature Page to Commitment Increase Agreement]

Commitment Increase $70,000,000.00	MORGAN STANLEY BANK, N.A., as an Increasing Bank

by
/s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Signature Page to Commitment Increase Agreement]

Commitment Increase $49,666,666.67	HSBC BANK USA, NATIONAL ASSOCIATION, as an Increasing Bank

by
/s/ Matthew McLaurin
Name: Matthew McLaurin
Title: Director, Corporate and Institutional Banking

[Signature Page to Commitment Increase Agreement]

Commitment Increase $49,666,666.67	KEYBANK NATIONAL ASSOCIATION, as an Increasing Bank

by
/s/ John R. Macks
Name: John R. Macks
Title: Senior Vice President

[Signature Page to Commitment Increase Agreement]

Commitment Increase $49,666,666.67	PNC BANK, NATIONAL ASSOCIATION, as an Increasing Bank

by
/s/ Janice E. Focke
Name: Janice E. Focke
Title: Senior Vice President

[Signature Page to Commitment Increase Agreement]

Commitment Increase $49,666,666.67	THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as an Increasing Bank

by
/s/ David Perlman
Name: David Perlman
Title: Authorized Signatory

[Signature Page to Commitment Increase Agreement]

Commitment Increase $49,666,666.67	TRUIST BANK, as an Increasing Bank

by
/s/ Anika Kirs
Name: Anika Kirs
Title: Director

[Signature Page to Commitment Increase Agreement]

Commitment Increase $33,333,333.33	THE BANK OF NEW YORK MELLON, as an Increasing Bank

by
/s/ Tak Cheng
Name: Tak Cheng
Title: Senior Vice President

[Signature Page to Commitment Increase Agreement]

Commitment Increase $26,666,666.67	BANK OF CHINA, NEW YORK BRANCH, as an Increasing Bank

by
/s/ Raymond Qiao
Name: Raymond Qiao
Title: Executive Vice President

[Signature Page to Commitment Increase Agreement]

Commitment Increase $16.5 million	DBS BANK LTD., as an Increasing Bank

by
/s/ Lim Sok Hoon
Name: Lim Sok Hoon
Title: Assistant Vice President

[Signature Page to Commitment Increase Agreement]

Schedule 1
Commitments

Increasing Bank	Existing Commitment	Commitment Increase	Total Commitment
Citibank, N.A.	$325,000,000.00	$108,388,888.89	$433,388,888.89
JPMorgan Chase Bank, N.A.	$325,000,000.00	$108,388,888.88	$433,388,888.88
Bank of America, N.A.	$325,000,000.00	$108,388,888.88	$433,388,888.88
Barclays Bank PLC	$210,000,000.00	$70,000,000.00	$280,000,000.00
BNP Paribas	$210,000,000.00	$70,000,000.00	$280,000,000.00
Deutsche Bank AG New York Branch	$210,000,000.00	$70,000,000.00	$280,000,000.00
Goldman Sachs Bank USA	$210,000,000.00	$70,000,000.00	$280,000,000.00
Morgan Stanley Bank, N.A.	$210,000,000.00	$70,000,000.00	$280,000,000.00
HSBC Bank USA, National Association	$149,000,000.00	$49,666,666.67	$198,666,666.67
KeyBank National Association	$149,000,000.00	$49,666,666.67	$198,666,666.67
PNC Bank, National Association	$149,000,000.00	$49,666,666.67	$198,666,666.67
The Toronto-Dominion Bank, New York Branch	$149,000,000.00	$49,666,666.67	$198,666,666.67
Truist Bank	$149,000,000.00	$49,666,666.67	$198,666,666.67
The Bank of New York Mellon	$100,000,000.00	$33,333,333.33	$133,333,333.33
Bank of China, New York Branch	$80,000,000.00	$26,666,666.67	$106,666,666.67
DBS Bank Ltd.	$50,000,000.00	$16,500,000.00	$66,500,000.00
Total	$3,000,000,000.00	$1,000,000,000.00	$4,000,000,000.00